                                                                   EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Raymond James Financial, Inc., of our report dated November 14, 1997, appearing on page F-3 of Raymond James Financial, Inc.'s Annual Report on Form 10-K for the year ended September 26, 1997.


/s/ Price Waterhouse LLP


Tampa, Florida,
July 1, 1998